Davis International Series, Inc.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501


Dear Shareholder:


While U.S. markets have moved ahead during the third quarter foreign stock markets in general have been relatively flat. Regardless of the lackluster performance of most foreign stock markets the Davis International Total Return Fund performed well by actively selecting strong countries and companies. We are pleased to note that Class A shares of the Davis International Total Return Fund, from inception on February 1, 1995 to the period covered by this report ending September 30, 1995, increased in value 18.5%* while the total return of the Morgan Stanley Capital International EAFE Index+ was 11.1%.

The fund emphasizes the selected regions, selected countries, and selected industries around the world which appear to offer the most interesting investment opportunities. The fund does not try to invest all over the world. As a result, it currently emphasizes countries and companies in Asia. The GNPs of the seven countries in Asia in which the fund invests are expected to grow by approximately 7% in 1996. This compares with expected GNP growth of less than 3% in Europe and the U.S.

We believe in maintaining a long-term perspective especially when investing internationally. Stock markets fluctuate over the short-term, but provide one of the best opportunities for building long-term wealth. Investing internationally through the Davis International Total Return Fund provides the opportunity to participate in the above-average growth potential offered by non-U.S. companies.


Sincerely,


          /s/ Shelby M.C. Davis        /s/ Edouard F. Iselin

          Shelby M.C. Davis            Edouard F. Iselin
              President                Portfolio Manager



November 3, 1995






* Excluding the maximum sales charge of 4.75%. Total return for Class A shares, including the maximum sales charge of 4.75%, for the eight months ended September 30, 1995 is 12.87%. Total return for Class B shares, including the maximum contingent deferred sales charge of 4%, for the eight months ended September 30, 1995 is 13.9%.

+ A recognized international index in which direct investments are not permitted.

Davis International Series, Inc.
Management's Discussion of Fund Performance
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

An interview with Edouard F. Iselin, portfolio manager of the Davis International Total Return Fund.


Q. What strategies have you used to outperform the EAFE Index and achieve a net asset value total return of 18.5%?

A. Investments have been made in selected countries which continue to have growth rates at least twice those of most European countries and the United States. The fund favors investments in Asia because the GNP of the seven countries in this region in which the funds invests are expected to grow by approximately 7% in 1996. This compares with expected GNP growth of less than 3% in Europe and the U.S.

Q.  What do you look for in the countries in which you invest?

A. The fund invests in those countries which are growing and may continue to grow fast, where economic indicators look good, corporate profits are robust, finances are sound, governments are pro-business, and people work hard.

Q.  Which countries and industries do you find most attractive to invest in?

A. I find the most attractive countries in Asia. Currently, the fund emphasizes the following countries, including the Philippines (19.2%), Hong Kong (19.7%), Thailand (15.9%) and the United Kingdom (12.3%). The industries I find the most attractive include: Banking, Real Estate, Telecommunications, Utilities and Electrical Equipment.

Davis International Total Return Fund - Class A shares
Comparison of Davis International Total Return Fund and Europe Australia
Far East Index
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Total Return was 12.9% for the period ended September 30, 1995. (This calculation includes an initial sales charge of 4 3/4%.)

$10,000 invested over the life of Class A shares of the Fund. Let's say you invested $10,000 in Class A shares of Davis International Total Return
Fund on February 1, 1995. As the chart shows, by September 30, 1995 the value of your investment would have grown to $11,285 - a 12.9% increase on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.


    Measurement period        Davis International          EAFE Index
                               Total Return Fund
    ------------------        -------------------          ----------

    February 1, 1995              $ 9,525                   $10,000
    September 30, 1995             11,285                    11,110


Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

Davis International Total Return Fund - Class B shares
Comparison of Davis International Total Return Fund and Europe Australia
Far East Index
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Total Return was 13.9% for the period ended September 30, 1995. (This calculation includes a contingent deferred sales charge of 4%.)

$10,000 invested over the life of Class B shares of the Fund. Let's say you invested $10,000 in Class B shares of Davis International Total Return
Fund on February 1, 1995. As the chart shows, by September 30, 1995 the value of your investment would have grown to $11,390 - a 13.9% increase on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.


    Measurement period        Davis International          EAFE Index
                               Total Return Fund
    ------------------        -------------------          ----------

    February 1, 1995              $10,000                   $10,000
    September 30, 1995             11,390                    11,110


Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

Davis International Series, Inc.
Davis International Total Return Fund
At September 30, 1995
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Ten Largest Holdings

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Shares                                                                                                         Value
    ------                                                                                                         -----
  200,000   Krung Thai Bank Public Co. Ltd. (Thailand)...................................................  $     796,971
    1,000   Sandoz Ltd., Registered (Switzerland)........................................................        761,246
1,200,000   C & P Homes Inc. (Philippines)...............................................................        748,417
  100,000   Standard Chartered Banking PLC (United Kingdom)..............................................        712,472
      600   BBC Brown Boveri Ltd., Bearer (Switzerland)..................................................        694,983
  200,000   Dao Heng Bank Group Ltd. (Hong Kong).........................................................        663,502
  100,000   Cable & Wireless PLC (United Kingdom)........................................................        655,712
2,000,000   Filinvest Land Inc. (Philippines)............................................................        644,790
  200,000   CITIC Pacific Ltd. (Hong Kong)...............................................................        604,007
   40,000   Unilever Indonesia (Indonesia)...............................................................        600,309
                                                                                                           -------------
            TOTAL MARKET VALUE OF TEN LARGEST HOLDINGS...................................................  $   6,882,409
                                                                                                           -------------
                                                                                                           -------------



Industry Diversification

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Banks and Savings & Loan Associations....................................................................          25.75%
Chemicals................................................................................................           2.07
Consumer Products........................................................................................           3.97
Diversified..............................................................................................          12.20
Electrical Equipment.....................................................................................           4.70
Financial Services.......................................................................................           3.55
Hotels & Lodging.........................................................................................           3.47
Manufacturing............................................................................................           3.23
Pharmaceuticals..........................................................................................           5.03
Real Estate..............................................................................................          13.16
Shipyard.................................................................................................           2.37
Telecommunications.......................................................................................          13.27
Utilities................................................................................................           7.23

                                                                                                                  -------
                                                                                                                  100.00%
                                                                                                                  -------
                                                                                                                  -------

Davis International Series, Inc.
Davis International Total Return Fund
Schedule of Investments
At September 30, 1995
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (91.04%)
    Shares                                                                                                         VALUE
    ------                                                                                                       (NOTE 1)
                                                                                                                  ------
            HONG KONG - (19.67%)
  500,000   Cheung Kong (Holdings) Ltd. (Morgan Stanley warrants expiring
              02/10/97)(c)...............................................................................  $     104,763
  200,000   CITIC Pacific Ltd............................................................................        604,007
  200,000   Dao Heng Bank Group Ltd......................................................................        663,502
  200,000   Hong Kong Land Holdings Ltd..................................................................        350,000
  200,000   HSBC Holdings PLC (Morgan Stanley warrants expiring 02/10/97)(c).............................        104,117
  100,000   Hutchison Whampoa Ltd........................................................................        541,925
  507,182   Mandarin Oriental International Ltd..........................................................        527,469
  100,000   New World Development Co. Ltd. (warrants expiring 04/05/96)(c)...............................        139,038
                                                                                                           -------------
                                                                                                               3,034,821
            INDONESIA - (7.32%)                                                                            -------------
1,000,000   Dharmala Sakti Sejahtera.....................................................................        529,684
   40,000   Unilever Indonesia...........................................................................        600,309
                                                                                                           -------------
                                                                                                               1,129,993
            MALAYSIA - (5.60%)                                                                             -------------
  200,000   DCB Holdings BHD.............................................................................        557,325
  100,000   Leader Universal Holdings Bhd................................................................        306,528
                                                                                                           -------------
                                                                                                                 863,853
            PHILIPPINES - (15.86%)                                                                         -------------
3,000,000   Aboitiz Equity Venture Inc.(c)..............................................................         564,191
1,200,000   C & P Homes Inc.(c).........................................................................         748,417
2,000,000   Filinvest Land Inc.(c)......................................................................         644,790
1,700,000   Republic Glass Holdings Corp.(c)............................................................         489,349
                                                                                                           -------------
                                                                                                               2,446,747
            SINGAPORE - (2.32%)                                                                            -------------
   50,000   Jurong Shipyard Ltd.........................................................................         358,347
            SOUTH KOREA _ (6.02%)                                                                          -------------
   14,000   Korea Electric Power Corp.(c)...............................................................         526,686
   12,000   L.G. Electronics Inc........................................................................         403,020
                                                                                                           -------------
                                                                                                                 929,706
            SWITZERLAND - (9.44%)                                                                          -------------
      600   BBC Brown Boveri Ltd., Bearer...............................................................         694,983
    1,000   Sandoz Ltd., Registered.....................................................................         761,246
                                                                                                           -------------
                                                                                                               1,456,229
            THAILAND - (15.94%)                                                                            -------------
   70,000   Jasmine International Public Co. Ltd........................................................         396,095
  200,000   Krung Thai Bank Public Co. Ltd..............................................................         796,971
  150,000   National Petrochemical Public Co. Ltd.......................................................         313,808

Davis International Series, Inc.
Davis International Total Return Fund
Schedule of Investments - Continued
At September 30, 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - Continued
                                                                                                                   Value
    Shares/Principal                                                                                             (Note 1)
    ----------------                                                                                              ------
            THAILAND - Continued
  200,000   Shinawatra Satelite Public Co. Ltd.<F3>.....................................................   $     376,569
   50,000   Total Access Communication Public Co. Ltd...................................................         315,625
   20,000   United Telecommunications Industry Public Co. Ltd...........................................         259,813
                                                                                                           -------------
                                                                                                               2,458,881
                                                                                                           -------------
            UNITED KINGDOM - (8.87%)
  100,000   Cable & Wireless PLC........................................................................         655,712
  100,000   Standard Chartered Banking PLC..............................................................         712,472
                                                                                                           -------------
                                                                                                               1,368,184
                                                                                                           -------------
              TOTAL COMMON STOCKS (identified cost $13,980,109).........................................      14,046,761
                                                                                                           -------------
CONVERTIBLE BONDS - (6.78%)

$ 500,000   Ayala International Finance, Conv. Bds., 3.00%, 06/08/00 - United
            Kingdom <F2>.................................................................................        536,250
  500,000   Metrobank, Conv. Bds., 2.75%, 09/10/00 - Philippines.........................................        510,000
                                                                                                           -------------
              TOTAL CONVERTIBLE BONDS (identified cost $1,000,000).......................................      1,046,250
                                                                                                           -------------
SHORT-TERM INVESTMENTS - (3.89%)
  600,000   State Street Bank and Trust Company Repurchase Agreement, 5.75%,
              10/02/95, dated 09/29/95, repurchase value of $600,288 (collateralized by
              $610,000 par value U.S. Treasury Notes, 6.25%, 08/31/96, market value
              $614,944) (identified cost $600,000).......................................................        600,000
                                                                                                           -------------
                TOTAL INVESTMENTS (identified cost $15,580,109) -
                  (101.71%) <F1>.........................................................................     15,693,011
                Liabilities less other assets - (1.71%)..................................................       (263,442)
                                                                                                           -------------
                NET ASSETS - 100%........................................................................  $  15,429,569
                                                                                                           -------------
                                                                                                           -------------
<F1> Aggregate cost for Federal income tax purposes is $15,580,109.
<F2> This security is subject to Rule 144A.  The Board of Directors of the
     Fund has determined that there is sufficient liquidity in this security to realize its current valuation.
<F3> Non income-producing security.

At September 30, 1995, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

     Unrealized appreciation.............................................................................  $     713,441
     Unrealized depreciation.............................................................................       (600,539)
                                                                                                           -------------
     Net unrealized appreciation.........................................................................  $     112,902
                                                                                                           -------------
See Notes to Financial Statements                                                                          -------------

DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES - At September 30, 1995
DAVIS INTERNATIONAL TOTAL RETURN FUND
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at value (identified cost - $15,580,109) (Note 1)...........................  $  15,693,011
  Cash...................................................................................................        523,873
  Receivables:
    Dividends and interest...............................................................................         27,700
    Capital stock sold...................................................................................          7,582
    Investments sold.....................................................................................        570,512
  Due from advisor.......................................................................................          3,042
                                                                                                           -------------
        Total assets.....................................................................................     16,825,720
                                                                                                           -------------

LIABILITIES:
  Payable for investments purchased......................................................................      1,376,623
  Accrued expenses.......................................................................................          5,592
  Other payables.........................................................................................         13,936
                                                                                                           -------------
        Total liabilities................................................................................      1,396,151
                                                                                                           -------------
NET ASSETS...............................................................................................  $  15,429,569
                                                                                                           -------------
                                                                                                           -------------
  CLASS A SHARES
    Net assets...........................................................................................  $  13,427,394
    Shares outstanding...................................................................................      1,133,028

    Net asset value and redemption price per share (net assets/shares outstanding).......................        $ 11.85
                                                                                                                 -------
                                                                                                                 -------
    Maximum offering price per share (100/95.25 of $11.85)...............................................        $ 12.44
                                                                                                                 -------
                                                                                                                 -------
  CLASS B SHARES
    Net assets...........................................................................................  $   2,002,175
    Shares outstanding...................................................................................        169,787

    Net asset value, offering and redemption price per share (net assets/shares
      outstanding).......................................................................................         $11.79
                                                                                                                  ------
Net assets consist of:                                                                                            ------
  Undistributed net investment income....................................................................  $      59,094
  Unrealized appreciation on investments and translation of assets and liabilities
    denominated in foreign currencies....................................................................        115,084
  Accumulated net realized gains from investments and foreign currency transactions......................      1,319,814
  Paid-in capital........................................................................................     13,935,577
                                                                                                           -------------

        Net assets.......................................................................................  $  15,429,569
                                                                                                           -------------
                                                                                                           -------------



See Notes to Financial Statements.

DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF OPERATIONS - For the eight months ended September 30, 1995
DAVIS INTERNATIONAL TOTAL RETURN FUND
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Income:
    Dividends (net of foreign taxes withheld of $15,507).................................................   $     108,569
    Interest.............................................................................................          69,991
                                                                                                            -------------
        Total income.....................................................................................         178,560
                                                                                                            -------------
  Expenses:
    Management fees (Note 3)................................................................. $    67,449
    Custodian fees...........................................................................      39,129
    Transfer agent fees (Note 3).............................................................       7,964
    Audit fees...............................................................................       5,975
    Legal fees...............................................................................      13,341
    Accounting fees (Note 3).................................................................       5,336
    Reports to shareholders..................................................................       5,326
    Directors fees and expenses..............................................................      19,583
    Registration and filing fees.............................................................      17,848
    Miscellaneous............................................................................       5,389
    Distribution plan payments (Note 3)
      Class A................................................................................       5,565
      Class B................................................................................       4,522
                                                                                              -----------
        Total expenses...................................................................................         197,427
          Reimbursement of expenses by adviser (Note 3)..................................................         (77,961)
                                                                                                            -------------
        Net expenses.....................................................................................         119,466
                                                                                                            -------------
          Net investment income..........................................................................          59,094
                                                                                                            -------------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:

  Net realized gain (loss) from:
    Investment transactions..............................................................................       1,404,593
    Foreign currency transactions........................................................................         (15,101)
  Net increase in unrealized appreciation on:
    Investments1.........................................................................................          12,902
    Translation of assets and liabilities denominated in foreign currencies..............................           2,182
  Foreign taxes on gains on investments (including deferred taxes of $8,665).............................         (69,678)
                                                                                                            -------------
        Net realized and unrealized gain on investments and foreign currency.............................       1,434,898
                                                                                                            -------------

          Net increase in net assets resulting from operations...........................................  $    1,493,992
                                                                                                           --------------
                                                                                                           --------------




See Notes to Financial Statements.

DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS
DAVIS INTERNATIONAL TOTAL RETURN FUND
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                                                Eight
                                                                                                            Months Ended
                                                                                                            September 30,
                                                                                                                 1995
                                                                                                                 ----
OPERATIONS:
  Net investment income..................................................................................  $       59,094
  Net realized gain from investments and foreign currency transactions...................................       1,389,492
  Increase in unrealized appreciation on investments and translation
    of assets and liabilities denominated in foreign currencies..........................................         115,084
  Foreign taxes on gains on investments..................................................................         (69,678)
                                                                                                           --------------
    Net increase in net assets resulting from operations.................................................       1,493,992

CAPITAL SHARE TRANSACTIONS (NOTE 5)......................................................................      13,935,577
                                                                                                           --------------
      Total increase in net assets.......................................................................      15,429,569

NET ASSETS:

  Beginning of period....................................................................................          _
                                                                                                           --------------

  End of period (including undistributed net investment income of $59,094)...............................  $   15,429,569
                                                                                                           --------------
                                                                                                           --------------


















See Notes to Financial Statements.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 1995
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one series, Davis International Total Return Fund ("Fund"). The Fund offers shares in two classes, Class
A and Class B. The Class A shares are sold with a front-end sales charge and the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Both classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - Portfolio securities are normally valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the closing bid price. Debt securities maturing in 60 days or less are usually valued at amortized cost and longer term debt securities may be valued by an independent pricing service. Securities for which market quotations are not readily available and other assets are appraised at fair value as determined in good faith in accordance with methods that are authorized by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

Foreign Currency - Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars (US$) at current exchange rates computed by State Street Bank & Trust Company, the Fund's custodian bank. Investment securities, other assets, and liabilities are valued at the closing rate of exchange at the balance sheet date. Purchases and sales of investment securities, income and expenses are valued at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred). The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Currency Contracts - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded as an unrealized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the company to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
September 30, 1995
----------------------------------------------------------------------------
----------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) during the eight months ended September 30, 1995, were $21,791,245 and $8,218,262, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
AFFILIATES

     Advisory fees are paid monthly to the investment adviser, Davis Selected Advisers, L.P., at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average net assets, and 0.80% of average net assets in excess of $500 million. Pursuant to applicable state Blue Sky requirements, the adviser will re-imburse expenses (including the advisory fee but excluding interest, taxes, brokerage fees and fees paid under any Rule 12b-1 Distribution
Plan) in excess of the most restrictive applicable expense limitation prescribed by any statute or regulatory authority of any jurisdiction in which the Fund's shares are qualified for offer and sale. The Adviser believes that the most restrictive expense limitations presently applicable are 2 1/2% for the first $30 million of average net assets, 2% for the next $70 million of average net assets and 1 1/2% for any additional average net assets. The Adviser is paid for registering Fund shares for sale in various states. The fee for the eight months ended September 30, 1995 amounted to $8,000. The Adviser is paid for certain transfer agent services. The fee for the eight months ended September 30, 1995 amounted to $1,145. The Adviser is also paid for certain accounting services. The fee amounted to $5,336 for the eight months ended September 30, 1995. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

     Atlantic Advisers Limited (the "Sub-Adviser") acts as the
Sub-Adviser of the Fund. The Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser 50% of the total annual investment advisory fees paid by the Fund to the Adviser.

CLASS A SHARES

     Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

     During the eight months ended September 30, 1995, the Fund's Underwriter, Davis Selected Advisers, L.P., received $134,207 from commissions earned on sales of Class A shares of the Fund, all of which was reallowed to investment dealers. Davis Selected Advisers, L.P. paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
September 30, 1995
----------------------------------------------------------------------------
----------------------------------------------------------------------------
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES


    The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Fund for the eight months ended September 30, 1995 was $5,565.

CLASS B SHARES

    Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

     The Fund compensates the Distributor with a 4% commission on the proceeds from the sale of the Fund's Class B shares (subject to the limits described below) and the Distributor pays 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's annual average net assets attributable to Class B shares which may be paid to the Distributor in connection with the distribution of its shares. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The
NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the eight months ended September 30, 1995, Class B shares of the Fund made distribution plan payments which included commissions of $3,808 and maintenance fees of $714.

     Commissions earned by the Distributor during the eight months ended September 30, 1995 on the sale of Class B shares of the Fund amounted to $73,453, all of which was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Fund in the amount of $71,507, representing the cumulative commissions earned by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative commissions paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the eight months ended September 30, 1995 the Distributor received no contingent deferred sales charges from Class B shares of the Fund.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
September 30, 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

NOTE 5 - CAPITAL STOCK

     At September 30, 1995, there were 5 billion shares of capital stock
($0.001 par value per share) authorized.

     Transactions in capital stock were as follows:

Class A                                                                 Eight Months Ended
                                                                        September 30, 1995
                                                                        ------------------

                                                                       Shares        Amount
                                                                       ------        ------
Shares subscribed...............................................     1,191,010   $ 12,666,427
Shares issued in reinvestment of distributions..................         _             _
                                                                    ----------   ------------
                                                                     1,191,010     12,666,427
Shares reacquired...............................................       (57,982)      (681,560)
                                                                    ----------   ------------
  Net increase..................................................     1,133,028   $ 11,984,867
                                                                    ----------   ------------
                                                                    ----------   ------------

Class B
                                                                        Eight Months Ended
                                                                        September 30, 1995
                                                                        ------------------
                                                                       Shares        Amount
                                                                       ------        ------
Shares subscribed...............................................       170,015    $ 1,953,436
Shares issued in reinvestment of distributions..................         _              _
                                                                    ----------    -----------
                                                                       170,015      1,953,436
Shares reacquired...............................................          (228)        (2,726)
                                                                    ----------    -----------
    Net increase................................................       169,787    $ 1,950,710
                                                                    ----------    -----------
                                                                    ----------    -----------

DAVIS INTERNATIONAL SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS INTERNATIONAL TOTAL RETURN FUND
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.


                                                                          CLASS A              CLASS B
                                                                       Eight Months         Eight Months
                                                                          ended                ended
                                                                         9/30/95              9/30/95
                                                                         -------              -------
Net Asset Value,
  Beginning of Period..........................................          $  10.00             $  10.00
Income From Investment Operations                                        --------             --------
---------------------------------
  Net Investment Income........................................                05                 (.01)
  Net Gains on  Securities
    (both realized and unrealized).............................              1.80                 1.80
                                                                         --------             --------
  Total From Investment Operations.............................              1.85                 1.79
Net Asset Value,                                                         --------             --------
  End  of Period...............................................          $  11.85             $  11.79
                                                                         --------             --------
                                                                         --------             --------
Total Return <F1>..............................................             18.50%               17.90%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of
    Period (000 omitted).......................................         $  13,427             $  2,002
  Ratio of Expenses
    to  Average Net Assets.....................................              1.72%<F2>            2.46%<F2>
  Ratio of Net Investment Income (Loss)
    to Average Net Assets......................................               .95%<F2>           (.09)%<F2>
  Portfolio Turnover
    Rate.......................................................                85%                  85%

<F1> Sales charges are not reflected in calculation.

<F2> Annualized.

DAVIS INTERNATIONAL SERIES, INC.
Davis International Total Return Fund
Report of Independent Certified Public Accountants
---------------------------------------------------------------------------
---------------------------------------------------------------------------
To the Shareholders and Board of Directors of Davis International Series, Inc.


     We have audited the accompanying statement of assets and liabilities of Davis International Total Return Fund, Inc. including the schedule of portfolio investments, as of September 30, 1995, and the related statement of operations, the statement of changes in net assets and the financial highlights for the eight months then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis International Total Return Fund, Inc. as of September 30, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the eight months then ended, in conformity with generally accepted accounting principles.




                                               Tait, Weller & Baker



Philadelphia, Pennsylvania
November 3, 1995

     DAVIS INTERNATIONAL
        SERIES, INC.
  DAVIS INTERNATIONAL TOTAL
         RETURN FUND
124 East Marcy Street Santa Fe, New Mexico  87501
-------------------------------------------------
-------------------------------------------------

Directors                    Officers
Jeremy H. Biggs              Jeremy H. Biggs
Shelby M.C. Davis              Chairman
Keith R. Kroeger             Shelby M.C. Davis
The Very Reverend              President
  James R. Leo               Carl R. Luff
Richard M. Murray              Vice President, Treasurer,
Martin H. Proyect                & Assistant Secretary
Theodore B. Smith Jr.        Raymond O. Padilla
                               Vice President, Secretary,
                               & Assistant Treasurer
                             Carolyn H. Spolidoro
                               Vice President
                             Louis R. Proyect
                               Vice President
                             Andrew A. Davis
                               Vice President
                             Eileen R. Street
                               Assistant Treasurer
                               & Assistant Secretary

Investment Adviser & Distributor
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

Transfer Agent & Custodian
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Counsel
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

Auditors
Tait, Weller & Baker
Two Penn Center, Suite 700
Philadelphia, Pennsylvania 19102-1707
----------------------------------------------
----------------------------------------------

For more information about Davis International Series,
Inc., DavisInternational Total Return Fund including management fee, charges and expenses, see the current prospectus which must precede or accompany this report.


9511-05 VSI70